                                                                 Exhibit 24.1


                               POWER OF ATTORNEY


   KNOW ALL MEN BY THESE PRESENTS, that the undersigned, on behalf of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), hereby constitutes and appoints Robert A. Profusek, David J. Lowery and Kristi D. Bohling, and each of them, the true and lawful attorneys-in- fact and agents, with full power of substitution and resubstitution, for the Company to sign on the Company's behalf a Registration Statement on Form S-1 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering under the Securities Act shares of Common Stock, par value $0.01 per share, of the Company, and to sign any and all amendments to such Registration Statement (and any such abbreviated registration statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as it might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        INTERSTATE HOTELS COMPANY


                                        By: /s/ MILTON FINE
                                           ----------------------
                                                Milton Fine,
                                            Chairman of the Board

Dated:  November 4, 1996

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, Robert A. Profusek, David J. Lowery and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), a Registration Statement on Form S-1 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering under the Securities Act shares of Common Stock, par value $0.01 per share, of the Company, and to sign any and all amendments to such Registration Statement (and any such abbreviated registration statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                               /s/ MICHAEL J. ARANSON
                                               ---------------------------
                                                   Michael J. Aranson


Dated:  November 4, 1996

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, Robert A. Profusek, David J. Lowery and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Company, Pennsylvania corporation (the "Company"), a Registration Statement on Form S-1 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering under the Securities Act shares of Common Stock, par value $0.01 per share, of the Company, and to sign any and all amendments to such Registration Statement (and any such abbreviated registration statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                /s/ DAVID J. FINE
                                                ----------------------
                                                    David J. Fine


Dated:  November 4, 1996

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, Robert A. Profusek, David J. Lowery and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), a Registration Statement on Form S-1 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering under the Securities Act shares of Common Stock, par value $0.01 per share, of the Company, and to sign any and all amendments to such Registration Statement (and any such abbreviated registration statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                        /s/ MILTON FINE
                                                        --------------------
                                                            Milton Fine


Dated:  November 4, 1996

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, Robert A. Profusek, David J. Lowery and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), a Registration Statement on Form S-1 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering under the Securities Act shares of Common Stock, par value $0.01 per share, of the Company, and to sign any and all amendments to such Registration Statement (and any such abbreviated registration statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ R. MICHAEL MCCULLOUGH
                                        ------------------------------
                                            R. Michael McCullough


Dated:  November 4, 1996

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, J. William Richardson, Marvin I. Droz, Robert A. Profusek, David J. Lowery and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director or officer, or both, of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), a Registration Statement on Form S-1 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering under the Securities Act shares of Common Stock, par value $0.01 per share, of the Company, and to sign any and all amendments to such Registration Statement (and any such abbreviated registration statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in- fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ W. THOMAS PARRINGTON, JR.
                                        ----------------------------------
                                            W. Thomas Parrington, Jr.


Dated:  November 4, 1996

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., Marvin I. Droz, Robert A. Profusek, David J. Lowery and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as an officer of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), a Registration Statement on Form S-1 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering under the Securities Act shares of Common Stock, par value $0.01 per share, of the Company, and to sign any and all amendments to such Registration Statement (and any such abbreviated registration statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ J. WILLIAM RICHARDSON
                                        ------------------------------
                                            J. William Richardson


Dated:  November 4, 1996

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., Marvin I. Droz, Robert A. Profusek, David J. Lowery and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as an officer of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), a Registration Statement on Form S-1 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering under the Securities Act shares of Common Stock, par value $0.01 per share, of the Company, and to sign any and all amendments to such Registration Statement (and any such abbreviated registration statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                        /s/ THOMAS J. SAYLAK
                                        ------------------------------
                                            Thomas J. Saylak


Dated:  November 4, 1996

                               POWER OF ATTORNEY


                 KNOW ALL MEN BY THESE PRESENTS, that the undersigned hereby constitutes and appoints Milton Fine, W. Thomas Parrington, Jr., J. William Richardson, Marvin I. Droz, Robert A. Profusek, David J. Lowery and Kristi D. Bohling, and each of them, the true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, to sign on his behalf, as a director of Interstate Hotels Company, a Pennsylvania corporation (the "Company"), a Registration Statement on Form S-1 (and any abbreviated registration statement relating thereto permitted pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act")), for the purpose of registering under the Securities Act shares of Common Stock, par value $0.01 per share, of the Company, and to sign any and all amendments to such Registration Statement (and any such abbreviated registration statement) and file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.


                                                /s/ STEVEN J. SMITH
                                                ------------------------
                                                    Steven J. Smith


Dated:  November 4, 1996